FEDERATED INTERNATIONAL HIGH INCOME FUND
(A Portfolio of Federated World Investment Series, Inc.)
Class A Shares
Class B Shares
Class C Shares
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A Supplement to the Prospectus and Statement of Additional Information dated
 January 31, 2001

A Special Meeting of shareholders of Federated International High Income Fund (The "Fund"), a portfolio of Federated World Investment Series, Inc. (the "Company"), was held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on May 25, 2001. Investors who were shareholders of the Fund on March 27, 2001, were asked to vote on the following proposal. The following proposal was approved and will take effect as of May 25, 2001. Please keep this supplement for your records.

Proposal:

            Approved removing the Fund's fundamental investment policy regarding investment diversification.





Cusip       31428U771
Cusip 31428U763
Cusip 31428U755

26542 (5/01)

                                                      May 25, 2001